                                                                    EXHIBIT 99.1

                             AmeriCredit Corporation

                              COMPOSITION OF THE RECEIVABLES
                                  2001-A INITIAL CUT

                                               New                                 Used                          Total
                                     ------------------------          ----------------------------    -----------------------
Aggregate Principal Balance                  $224,721,633.81                    $475,279,177.75           $700,000,811.56

Number of Receivables in Pool                         12,043                             33,788                    45,831

Percent of Pool by Principal
Balance                                               32.10%                             67.90%

Average Principal Balance                         $18,659.94                         $14,066.51                $15,273.52
     Range of Principal Balances     ($386.41 to $54,661.49)            ($322.95 to $51,774.12)

Weighted Average APR                                  18.13%                             20.13%                    19.49%
     Range of APRs                         (9.95% to 27.99%)                 (9.95% to  33.00%)

Weighted Average Remaining Term                           65                                 59                        61
     Range of Remaining Terms              (13 to 72 months)                   (3 to 72 months)

Weighted Average Original Term                            67                                 61                        63
     Range of Original Terms               (24 to 72 months)                  (12 to 72 months)


---------------------------------------

(1) Aggregate Principal Balance includes some portion of accrued interest. As a result, the Weighted Average APR of the Receivables may not be equivalent to the Contracts' aggregate yield on the Aggregate Principal Balance.


                   DISTRIBUTION OF THE RECEIVABLES BY APR AS OF THE CUTOFF DATE

                       Aggregate Principal
                       Balance as of Cutoff           Percent of Aggregate                 Number of      Percent of Number of
  APR Range (1)               Date                    Principal Balance (2)                Receivables       Receivables (2)
------------------     --------------------           ---------------------                -----------    --------------------
9.000% to 9.999%                    0                                 0.00%                          0                   0.00%
10.000% to 10.999%             77,351                                 0.01%                          4                   0.01%
11.000% to 11.999%            321,974                                 0.05%                         16                   0.03%
12.000% to 12.999%            499,829                                 0.07%                         24                   0.05%
13.000% to 13.999%         12,648,307                                 1.81%                        690                   1.51%
14.000% to 14.999%         10,041,224                                 1.43%                        498                   1.09%
15.000% to 15.999%         23,580,407                                 3.37%                      1,159                   2.53%
16.000% to 16.999%         25,746,300                                 3.68%                      1,295                   2.83%
17.000% to 17.999%         67,888,250                                 9.70%                      3,537                   7.72%
18.000% to 18.999%        119,962,263                                17.14%                      7,041                  15.36%
19.000% to 19.999%         66,167,165                                 9.45%                      4,085                   8.91%
20.000% to 20.999%         49,897,922                                 7.13%                      3,047                   6.65%
21.000% to 21.999%        105,455,653                                15.07%                      7,433                  16.22%
22.000% to 22.999%         95,959,213                                13.71%                      6,906                  15.07%
23.000% to 23.999%         53,967,562                                 7.71%                      4,159                   9.07%
24.000% to 24.999%         45,577,294                                 6.51%                      3,805                   8.30%
25.000% to 25.999%         18,513,854                                 2.64%                      1,764                   3.85%
26.000% to 26.999%          2,753,544                                 0.39%                        267                   0.58%
27.000% to 27.999%            650,453                                 0.09%                         66                   0.14%
28.000% to 28.999%            132,840                                 0.02%                         16                   0.03%
29.000% to 29.999%             68,806                                 0.01%                          9                   0.02%
30.000% to 30.999%             88,972                                 0.01%                          9                   0.02%
31.000% to 31.999%                  0                                 0.00%                          0                   0.00%
32.000% to 32.999%                  0                                 0.00%                          0                   0.00%
33.000% to 33.999%           1,627.70                                 0.00%                          1                   0.00%
                      ---------------                 ---------------------                -----------     -------------------
TOTAL                 $700,000,811.56                               100.00%                     45,831                 100.00%
                      ===============                 =====================                ===========     ===================


---------------------------------------

(1) Aggregate Principal Balances include some portion of accrued interest. Indicated APR's represent APR's on Principal Balance net of such accrued interest.

(2)       Percentages may not add to 100% because of rounding.

                                  AmeriCredit Corporation

              DISTRIBUTION OF THE RECEIVABLES BY GEOGRAPHIC LOCATION OF OBLIGOR
                                  2000-D STATISTICAL CUT


                      Aggregate Principal
                      Balance as of Cutoff               Percent of Aggregate       Number of          Percent of Number of
State                         Date                       Principal Balance (1)      Receivables             Receivables (1)
------------          --------------------               ---------------------      -----------        --------------------
Alabama                      11,867,418.67                               1.70%              759                       1.66%
Arizona                      29,394,511.42                               4.20%            1,934                       4.22%
California                   95,241,413.78                              13.61%            5,790                      12.63%
Colorado                      9,447,160.38                               1.35%              641                       1.40%
Connecticut                   5,830,932.71                               0.83%              379                       0.83%
Delaware                      3,310,131.22                               0.47%              225                       0.49%
Florida                      53,614,953.65                               7.66%            3,455                       7.54%
Georgia                      30,401,423.22                               4.34%            1,878                       4.10%
Illinois                     32,568,383.16                               4.65%            2,140                       4.67%
Indiana                      13,816,422.58                               1.97%              948                       2.07%
Iowa                          3,563,195.81                               0.51%              253                       0.55%
Kansas                        5,056,977.58                               0.72%              345                       0.75%
Kentucky                      7,924,366.41                               1.13%              572                       1.25%
Louisiana                    12,499,087.53                               1.79%              831                       1.81%
Maine                         1,747,482.46                               0.25%              132                       0.29%
Maryland                     17,086,542.93                               2.44%            1,080                       2.36%
Massachusetts                10,434,054.98                               1.49%              781                       1.70%
Michigan                     22,419,966.90                               3.20%            1,466                       3.20%
Minnesota                     6,152,455.24                               0.88%              410                       0.89%
Mississippi                   4,010,170.23                               0.57%              252                       0.55%
Missouri                     10,676,582.45                               1.53%              724                       1.58%
Nebraska                      1,855,103.55                               0.27%              127                       0.28%
Nevada                        9,848,355.34                               1.41%              656                       1.43%
New Hampshire                 2,399,321.08                               0.34%              194                       0.42%
New Jersey                   19,595,105.63                               2.80%            1,356                       2.96%
New Mexico                    5,947,884.74                               0.85%              401                       0.87%
New York                     31,599,397.32                               4.51%            2,158                       4.71%
North Carolina               15,376,255.53                               2.20%              974                       2.13%
Ohio                         32,496,526.89                               4.64%            2,266                       4.94%
Oklahoma                      5,616,913.58                               0.80%              409                       0.89%
Oregon                        2,484,738.16                               0.35%              183                       0.40%
Pennsylvania                 32,239,618.04                               4.61%            2,259                       4.93%
Rhode Island                  1,836,736.19                               0.26%              129                       0.28%
South Carolina                7,861,612.63                               1.12%              499                       1.09%
Tennessee                    10,809,411.34                               1.54%              724                       1.58%
Texas                        75,485,693.67                              10.78%            4,577                       9.99%
Utah                          4,253,530.90                               0.61%              299                       0.65%
Virginia                     18,063,503.46                               2.58%            1,166                       2.54%
Washington                   13,462,929.72                               1.92%              908                       1.98%
West Virginia                 4,817,635.65                               0.69%              350                       0.76%
Wisconsin                    11,447,170.28                               1.64%              811                       1.77%
Other (2)                     5,439,734.55                               0.78%              390                       0.85%
------------          --------------------               ---------------------      -----------        --------------------
TOTAL                      $700,000,811.56                             100.00%           45,831                     100.00%
                      ====================               =====================      ===========        ====================

---------------------------------------
(1)       Percentages may not add to 100% because of rounding.
(2)       States with principal balances less than $1,000,000.